UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 14, 2003

WTC INDUSTRIES, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-19622	38-2308668
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1000 Apollo Road
Eagan, Minnesota	55121-2240
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (651) 554-3140

Items 1-4, 6 and 8-12 are not applicable and therefore omitted.

ITEM 5.	OTHER EVENTS.

        WTC Industries, Inc. hereby furnishes a press release, issued on November 14, 2003, disclosing material non-public information regarding its decision to explore strategic and financing alternatives.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The following is furnished as an Exhibit to this Report:

Exhibit No.	Description of Exhibit
99.1	Press release issued November 14, 2003.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WTC INDUSTRIES, INC.
Date: November 17, 2003	By: /s/ Greg P. Jensen
Greg P. Jensen Chief Financial Officer